                                                                 EXHIBIT 10.19

STATE OF TENNESSEE

                                            ASSIGNMENT OF LEASE AND
                                            CONSENT OF LANDLORD

COUNTY OF WILLIAMSON

                                            RE:   7029 Church Street East
                                                  Brentwood, TN

         THIS ASSIGNMENT OF LEASE AND CONSENT OF LANDLORD is made and entered into effective as of August 1, 2000 by FRANKLIN NATIONAL BANK (hereinafter called "Assignor"), PINNACLE FINANCIAL PARTNERS, INC., formerly TMP, INC., a Tennessee Corporation (a registered bank holding company under the Federal Bank Holding Company Act of 1956, as amended, and a 100% owner of Pinnacle National Bank, N.A. in formation), (hereinafter called "Assignee"), and Stearns Investments, a Delaware General Partnership, JACK J. STEARNS and wife, EDNA STEARNS, General Partners, of San Pedro, California (hereinafter called "Landlord").

                                   WITNESSETH:

         In consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, Assignee, and Landlord hereby agree as follows:

         1. ASSIGNMENT BY ASSIGNOR. In accordance with the Agreement for Assignment of Lease dated July 17, 2000, between Assignor and Assignee, and in consideration of that payment due from Assignee to Assignor as provided therein, Assignor hereby assigns, transfers and conveys unto Assignee all of Assignor's right, title and interest as tenant (i) in, to and under that certain Lease Agreement entered into originally by Nashville City Bank and Trust Company, Inc., as tenant and Jack J. Stearns and wife, Edna Stearns, as Landlord, dated April 1, 1985 (referred to as the "Lease") relating to leased premises and improvements located at 7029 Church Street East, Brentwood, Williamson County, Tennessee (referred to as the "Leased Premises"), (ii) in and to any buildings, leasehold improvements, fixtures or equipment on said property, including the items of personal property described on Exhibit B attached hereto, and (iii) in and to any right to extend or renew the term of the Lease; subject, however, to the following terms and conditions:

         (a) The effective date of the assignment of the Lease (the "Assignment Date") shall be August 1, 2000. Assignor agrees to vacate the Leased Premises on July 31, 2000, the "Possession Date", and possession of the Leased Premises shall be delivered to Assignee as of said date. Until the Possession Date, Assignor shall have the right to remain in possession of the Leased Premises under the Lease;

         (b) Through and including the Possession Date, Assignor shall be liable for the payment of (i) the monthly rent due under the Lease and (ii) any and all other costs and expenses due under the Lease, including, without limitation, those relating to taxes, insurance, repairs, maintenance, and utilities, that may be payable under the Lease or that may be incurred with respect to the Leased Premises, prorated as appropriate;

         (c) As of the Assignment Date, Assignee shall deliver to Assignor the payment due under the Agreement for Assignment of Lease dated July 17, 2000, between Assignor and Assignee. Beginning the day after the Possession Date, Assignee shall be liable for the payment of (i) the monthly rent due under the Lease and (ii) any and all other costs and expenses due under the Lease, including, without limitation, those relating to taxes, insurance, repairs, maintenance, and utilities, that may be payable under the Lease or that may be incurred with respect to the Leased Premises, prorated as appropriate;

         (d) Assignor's interest in the Leased Premises and in the items described on Exhibit B attached hereto, and in the leasehold improvements, fixtures or equipment on said property are being assigned to Assignee in their "AS IS/WHERE IS" condition, without warranty, express or implied, as to the condition or merchantability thereof or the fitness thereof for any particular use or purpose, and Assignor's interest in the Leased Premises is subject to any liens, easements, rights-of-way, restrictions or other matters affecting title to said property.

         2. ACCEPTANCE BY ASSIGNEE. Assignee hereby accepts the assignment of the Lease upon the terms and conditions hereof, agrees to assume and perform directly any and all of the duties and obligations of Assignor as tenant under the Lease, agrees to abide by the terms and conditions of the Lease, and agrees to indemnify and hold harmless Assignor from and against any and all claims, damages and liabilities arising from or relating to the Lease as to matters occurring on or after the Possession Date.

         3. ASSIGNOR'S REPRESENTATIONS. Assignor hereby confirms unto Assignee as follows:

         (a) Assignor is the sole tenant under the Lease and is the sole owner of the tenant's interest thereunder; and Assignor holds valid leasehold title to the Lease and the buildings, leasehold improvements, fixtures and equipment assigned hereby.

         (b) Assignor has not previously assigned the Lease or any interest therein, the security or otherwise, or sublet the property subject to the Lease, in whole or in part.

         (c) Subject to Landlord's consent, Assignor has the full right and authority to assign the Lease and all of Assignor's rights contained therein and Assignor knows of no circumstance which would prevent this assignment of the Lease from being valid and binding upon Assignor in all respects.

         (d) The Lease has not been modified, or amended in any manner except as shown on Exhibit A attached hereto, and the Lease is in full force and effect as of the date hereof.

         (e) Assignor is not in default under the Lease, and no circumstances or conditions exist which, either now or by the passage of time, would constitute a default under the Lease or would entitle Landlord to terminate the Lease or abridge Assignor's rights thereunder.

         (f) All rentals due and payable under the Lease as of the date hereof have been paid and will have been paid by Assignor as of the Date of Possession.

         (g) Assignor agrees to indemnify and hold harmless Assignee from and against any and all claims, damages and liabilities arising from or relating to the Lease as to matters occurring prior to the Possession Date.

         4. LANDLORD'S REPRESENTATIONS. Landlord hereby confirms unto Assignee as follows:

         (a) A true, correct, and complete copy of the Lease is attached hereto as Exhibit A. Except as shown in Exhibit A, there are no amendments, supplements, or waivers with respect to the rights of either party under the Lease.

         (b) The Lease is valid and in full force and effect in accordance with the terms and conditions thereof and there are no uncured defaults under the Lease.

         (c) The commencement date of the term of the Lease was April 1, 1985, and the termination date of the initial term of the Lease is March 31, 1995, subject to the right of the tenant under the Lease to five (5) renewal terms of five (5) years each; and two (2) of such renewal options have been exercised by Assignor and one (1) of such renewal options has been exercised by Assignee as provided below, thereby extending the term of the Lease from April 1, 2005, through March 31, 2010.

         (d) Monthly rent due under the Lease is currently in the amount of $7,804.16 and is subject to increase as of April 1, 2003 as provided under the Lease. The periodic rent adjustments shall continue through the extended renewal option periods pursuant to the provisions of Article 2. Rent under the Lease.

         (e) The Lease is hereby amended as provided in paragraph 8 below, to add two (2) additional five (5) renewal options for the periods April 1, 2010 through March 31, 2015, and April 1, 2015 through March 31, 2020, respectively.

         5. CONSENT AND RELEASE BY LANDLORD. In consideration of the payment of $10,000 by Assignor to Landlord due as of the Assignment Date, Landlord hereby consents to the terms of this agreement and the assignment of the Lease by Assignor to Assignee (but this consent by Landlord shall not constitute a waiver of the necessity for such consent by Landlord to any subsequent assignment of subletting if required under the Lease), and acknowledges and agrees that (i) Assignor shall be and hereby is released from any and all future liability whatsoever to Landlord under the Lease from and after March 31, 2005, and (ii) Assignee shall have the right to exercise any right to renew and extend the term of the Lease or any other right as provided therein without requiring Assignor to join in the exercise of such right.

         6. EXTENSION OF TERM. Assignee and Landlord acknowledge and agree that Assignee has hereby properly exercised the right to renew and extend the term of the Lease as provided therein for one (1) renewal term of five (5) years, thereby extending the term of the Lease from April 1, 2005 through March 31, 2010. As provided in paragraph 5 above, Assignor shall have no liability to Landlord for any such extended term of the Lease after March 31, 2005.

         7. CONSENT BY LANDLORD TO IMPROVEMENTS. Landlord hereby consents to the change in any exterior and interior signage at the Leased Premises to identify Assignee as the tenant of the Leased Premises under the Lease and to any improvements, additions and alterations to the interior and/or exterior of the Leased Premises that may be desired by Assignee, at Assignee's own expense, to accommodate Assignee's use and occupancy of the Leased Premises. Assignee shall permit no non-code work to be done of the Leased Premises, shall permit no liens to attach to the Leased Premises, shall obtain all necessary permits, and shall comply with all local, state, and federal regulations which are applicable to such proposed work.

         8. ARTICLE 1. PREMISES AND TERMS. Lease Agreement dated April 1, 1985, is hereby amended to increase the number of renewal options from three (3) renewal options of five (5) years each to five (5) renewal options of five (5) years each, the two (2) additional renewal options permit the extention of the renewal periods from April 1, 2010 through March 31, 2015, and April 1, 2015 through March 31, 2020, respectively, and the 60 day notice requirement shall be amended to read Lessee shall give written notice of its election to Lessor not less than six (6) months prior to the expiration of the term hereof, or the current renewal term, as the case may be.

         9. DEFAULT. In the even of a default by Assignee in any of the terms or conditions of the Lease on, or before, March 31, 2005, Landlord, at its option, may proceed directly against Assignor in accordance with Article 14. Default, under the Lease.

         10. NOTICES. Any notice required or permitted to be given under the Lease or this agreement shall be given and received according to the terms of the Lease, and the addresses of the parties for such notices are currently as follows:

         If to Landlord:                Stearns Investments
                                        c/o Mr. & Mrs. Jack J. Stearns, Jr.
                                        1546 Averill Park Drive
                                        San Pedro, California  90732

         If to Assignee:                Pinnacle Financial Partners, Inc.,
                                        formerly, TMP, Inc.
                                        Attention:  Mr. John Eakin
                                        3401 West End Avenue, Suite 306
                                        Nashville, Tennessee  37203

         If to Assignor:                Franklin National Bank
         (but not required              Attention:  Mr. George J. Regg, Jr.
         after March 31, 2005)          230 Public Square
                                        Franklin, Tennessee,  37064

         11. AGREEMENT AS AMENDMENT TO LEASE. The provisions set forth in this agreement shall be deemed to be an amendment to the terms of the Lease and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. It is the intent of the parties that this amendment not alter or affect the viability or construction of the Lease currently in force, which is understood to continue to be valid and in full force and effect as hereby amended.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective as of the date first above written.

                      ASSIGNOR:       FRANKLIN NATIONAL BANK


                                      --------------------------------------
                                              President

                      ASSIGNEE:       PINNACLE FINANCIAL PARTNERS, INC.
                                      formerly TMP, INC., AND
                                      PINNACLE NATIONAL BANK (IN FORMATION)


                                      --------------------------------------
                                              President


                      LANDLORD:       STEARNS INVESTMENTS


                                      --------------------------------------
                                         Jack J. Stearns, General Partner


                                       -------------------------------------
                                         Edna Stearns, General Partner

STATE OF TENNESSEE

COUNTY OF WILLIAMSON

         Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared J. MYERS JONES, III, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself to be President of FRANKLIN NATIONAL BANK, the within named bargainor, a national banking association, and that he as such President being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

         Witness my hand and seal, at office in Franklin, Tennessee, this the ____ day of August, 2000.


                                   -----------------------------------------
                                   Notary Public


                                   My Commission Expires:
                                                         -------------------


STATE OF TENNESSEE

COUNTY OF DAVIDSON

         Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared ROB MCCADE with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself to be Chairman of PINNACLE FINANCIAL PARTNERS, INC., the within named bargainor, a Tennessee Corporation, and that he as such Chairman being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Chairman.

         Witness my hand and seal, at office in Nashville, Tennessee, this the ____ day of August, 2000.


                                   -----------------------------------------
                                   Notary Public

                                   My Commission Expires:
                                                         -------------------

STATE OF CALIFORNIA

COUNTY OF
         -------------------------

         Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared JACK J. STEARNS, General Parnter, STEARNS INVESTMENTS, the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that he executed the within instrument for the purposes therein contained.

         Witness my hand and seal, at office in ______________, ________________
this the ____ day of August, 2000.


                                   -----------------------------------------
                                   Notary Public

                                   My Commission Expires:
                                                         -------------------


STATE OF CALIFORNIA

COUNTY OF
         ------------------------

         Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared EDNA STEARNS, General Partner, STEARNS INVESTMENTS, the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that she executed the within instrument for the purposes therein contained.

         Witness my hand and seal, at office in______________, _________________
this the ____ day of August, 2000.


                                   -----------------------------------------
                                   Notary Public

                                   My Commission Expires:
                                                         -------------------

                                                                       EXHIBIT B

FURNITURE/EQUIPMENT LIST

Desks - 8
Credenzas - 7
Executive Chairs - 4
Secretarial Chairs - 3
Lamps - 4
Framed Prints - 13
Love Seat - 1
Arm Chairs - 2
Side Chairs - 16
Small Coffee Pot Table - 1
Custom Check/Counter Table - 1
Diebold vault door
Lock box viewing table with 1 side chair
3 window teller counters
Drive-thru teller counter
5 teller stools
Storage counter behind tellers - sliding doors & drawers
Diebold audio system microphone - 2 (drive-thru)
CCTV Camera - 2
4 lane drive-thru with closed circuit camera - 2
Panasonic cassette deck
Sony receiver
Sanyo microwave

                                                                       Exhibit A

STATE OF TENNESSEE

                                                 ASSIGNMENT OF LEASE AND
                                                 CONSENT OF LANDLORD

COUNTY OF WILLIAMSON

                                                 Re:   7029 Church Street East
                                                       Brentwood, TN

     THIS ASSIGNMENT OF LEASE AND CONSENT OF LANDLORD is made and entered into effective as of ____________________, 1994 by FIRST UNION NATIONAL BANK OF TENNESSEE, successor by merger to Nashville City Bank and Trust Co., Inc. (hereinafter called "Assignor"), FRANKLIN NATIONAL BANK (hereinafter called "Assignee"), and JACK J. STEARNS and wife, EDNA STEARNS, of San Pedro, California (hereinafter called "Landlord").

                                   WITNESSETH:

     In consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, Assignee and Landlord hereby agree as follows:

     1. ASSIGNMENT BY ASSIGNOR. In accordance with the Agreement for Assignment of Lease dated July 21, 1994, between Assignor and Assignee, and in consideration of that payment due from Assignee to Assignor as provided therein, Assignor hereby assigns, transfers and conveys unto Assignee all of Assignor's right, title and interest as tenant (i) in, to and under that certain Lease Agreement entered into originally by Nashville City Bank and Trust Co., Inc. as tenant (now First Union National Bank of Tennessee) and Jack J. Stearns and wife, Edna Stearns, as landlord, dated April 1, 1985 (referred to as the "Lease") relating to leased premises and improvements located at 7029 Church Street East, Brentwood, Williamson County, Tennessee (referred to as the "Leased Premises'), (ii) in and to any buildings, leasehold improvements, fixtures or equipment on said property, including the items of personal property described on Exhibit B attached hereto, and (iii) in and to any right to extend or renew the term of the Lease; subject, however, to the following terms and conditions:

     (a) The effective date of the assignment of the Lease (the "Assignment Date") shall be the earlier of (i) March 31, 1995, or (ii) the "Possession Date" as hereinafter defined. The "Possession Date" is defined as the earlier of (i) May 31, 1995, or (ii) the date the Leased Premises is vacated by Assignor and possession thereof is delivered by Assignor to Assignee. Assignor agrees to vacate the Leased Premises within three (3) days after opening for business at its new location in Brentwood, Tennessee and possession of the Leased Premises shall be delivered to Assignee as of said date. Until the Possession Date, Assignor shall have the right to remain in possession of the Leased Premises under the Lease;

     (b) Through and including the Possession Date, Assignor shall be liable for the payment of (i) the monthly rent due under the Lease and (ii) any and all other costs and expenses due under the Lease, including, without limitation, those relating to taxes, insurance, repairs, maintenance, and utilities, that may be payable under the Lease or that may be incurred with respect to the Leased Premises, prorated as appropriate;

     (c) As of the Assignment Date, Assignee shall deliver to Assignor the payment due under the Agreement for Assignment of Lease dated July 21, 1994, between Assignor and Assignee. Beginning the day after the Possession Date, Assignee shall be liable for the payment of (i) the monthly rent due under the Lease and (ii) any and all other costs and expenses due under the Lease, including, without limitation, those relating to taxes, insurance, repairs, maintenance, and utilities, that may be payable under the Lease or that may be incurred with respect to the Leased Premises, prorated as appropriate;

     (d) Assignee shall not open for the conduct of business at the Leased Premises nor shall Assignee install any exterior signage at the Leased Premises for a period of twenty-one (21) days after the Possession Date; provided, however, Assignee shall be allowed to renovate the Leased Premises and the improvements located thereon during such twenty-one (21) days; and

     (e) Assignor' s interest in the Leased Premises and in the items described on Exhibit B attached hereto, and in the leasehold improvements, fixtures or equipment on said property are being assigned to Assignee in their "AS IS/WHERE IS" condition, without warranty, express or implied, as to the condition or merchantability thereof or the fitness thereof for any particular use or purpose, and Assignor's interest in the Leased Premises is subject to any liens, easements, rights-of-way, restrictions or other matters affecting title to said property.

     2. ACCEPTANCE BY ASSIGNEE. Assignee hereby accepts the assignment of the Lease upon the terms and conditions hereof, agrees to assume and perform directly any and all of the duties and obligations of Assignor as tenant under the Lease, agrees to abide by the terms and conditions of the Lease, and agrees to indemnify and hold harmless Assignor from and against any and all claims, damages and liabilities arising from or relating to the Lease as to matters occurring on or after the Possession Date.

     3.   Assignor hereby confirms unto Assignee as follows:

          (a) Assignor is the sole tenant under the Lease and is the sole owner of the tenant's interest thereunder; and Assignor holds valid leasehold title to the Lease and the buildings, leasehold improvements, fixtures and equipment assigned hereby.

          (b) Assignor has not previously assigned the Lease or any interest therein, for security or otherwise, or sublet the property subject to the Lease, .in whole or in part.

          (c) Subject to Landlord's consent, Assignor has the full right and authority to assign the Lease and all of Assignor's rights contained therein and Assignor knows of no circumstance which would prevent this assignment of the Lease from being valid and binding upon Assignor in all respects.

          (d) The Lease has not been modified, or amended in any manner except as shown on Exhibit A attached hereto, and the Lease is in full force and effect as of the date hereof.

          (e) Assignor is not in default under the Lease, and no circumstances or conditions exist which, either now or by the passage of time, would constitute a default under the Lease or would entitle Landlord to terminate the Lease or abridge Assignor's rights thereunder.

          (f) All rentals due and payable under the Lease as of the date hereof have been paid and will have been paid by Assignor as of the Date of Possession.

          (g) Assignor agrees to indemnify and hold harmless Assignee from and against any and all claims, damages and liabilities arising from or relating to the Lease as to matters occurring prior to the Possession Date.

     4. LANDLORD'S REPRESENTATIONS. Landlord hereby confirms unto Assignee as follows:

          (a) A true, correct, and complete copy of the Lease is attached hereto as Exhibit A. Except as shown in Exhibit A, there are no amendments, supplements, or waivers with respect to the rights of either party under the Lease.

          (b) The Lease is valid and in full force and effect in accordance with the terms and conditions thereof and there are no uncured defaults under the Lease.

          (c) The commencement date of the term of the Lease was April 1, 1985, and the termination date of the initial term of the Lease is March 31, 1995, subject to the right of the tenant under the Lease to three (3) renewal terms of five (5) years each; and two
               (2) of such renewal options have been exercised by Assignee as provided below, thereby extending the term of the Lease from April 1, 1995 through March 31, 2005.

          (d) Monthly rent due under the Lease is currently in the amount of $6,700.00 and is subject to increase as of April 1, 1997, as provided under the Lease.

     5. CONSENT AND RELEASE BY LANDLORD. In consideration of the payment of $10,000.00 by Assignor to Landlord due as of the Assignment Date, Landlord hereby consents to the terms of this agreement and the assignment of the Lease by Assignor to Assignee (but this consent by Landlord shall not constitute a waiver of the necessity for such consent by Landlord to any subsequent assignment or subletting if required under the Lease), and acknowledges and agrees that (i) Assignor shall be and hereby is released from any and all future liability whatsoever to Landlord under the Lease from and after March 31, 1995, and (ii) Assignee shall have the right to exercise any right to renew and extend the term of the Lease or any other right as provided therein without requiring Assignor to join in the exercise of such right.

     6. EXTENSION OF TERM. Assignee and Landlord acknowledge and agree that Assignee has hereby properly exercised the right to renew and extend the term of the Lease as provided therein for two (2) renewal terms of five (5) years each, thereby extending the term of the Lease from April 1, 1995 through March 31, 2005. As provided in paragraph 5 above, Assignor shall have no liability to Landlord for any such extended term of the Lease.

     7. CONSENT BY LANDLORD TO IMPROVEMENTS. Landlord hereby consents to the change in any exterior and interior signage at the Leased Premises to identify Assignee as the tenant of the Leased Premises under the Lease and to any improvements, additions and alterations to the interior and/or exterior of the Leased Premises that may be desired by Assignee, at Assignee's own expense, to accommodate Assignee's use and occupancy of the Leased Premises. Assignee shall permit no non-code work to be done on the Leased Premises, shall permit no liens to attach to the Leased Premises, shall obtain all necessary permits, and shall comply with all local, state, and federal regulations which are applicable to such proposed work.

     8. NOTICES. Any notice required or permitted to be given under the Lease or this agreement shall be given and received according to the terms of the Lease, and the addresses of the parties for such notices are currently as follows:

     If to Landlord:                    Mr. & Mrs. Jack J. Stearns, Jr.
                                        1546 Averill Park Drive
                                        San Pedro, California  90732

     If to Assignee:                    Franklin National Bank
                                        Attention:  Mr. Gordon E. Inman
                                        230 Public Square
                                        Franklin, Tennessee  37064

     If to Assignor:                    First Union National Bank of
     (but not required                     Tennessee
     after the Possession               Attention: Mr. Charles H. Davis
     Date)                              Corporate Real Estate
                                        1420 Two First Union Center
                                        Charlotte, North Carolina  28288-0340

     9. AGREEMENT AS AMENDMENT TO LEASE. The provisions set forth in this agreement shall be deemed to be an amendment to the terms of the Lease and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. It is the intent of the parties that this amendment not alter or affect the viability or construction of the Lease currently in force, which is understood to continue to be valid and in full force and effect as hereby amended.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective as of the date first above written.

               ASSIGNEE:           FRANKLIN NATIONAL BANK

                                   By: _________________________ (BANK SEAL)
                                       ____________________ President

               ASSIGNOR:           FIRST UNION NATIONAL BANK
                                   OF TENNESSEE

                                   By: _________________________ (BANK SEAL)
                                         Vice President

               LANDLORD:               ____________________________ (SEAL)
                                         Jack J. Stearns

                                       ____________________________ (SEAL)
                                         Edna Stearns

     STATE OF ________________

     COUNTY OF ______________

          Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared ________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself to be ______ President of FIRST UNION NATIONAL BANK OF TENNESSEE, the within named bargainor, a national banking association, and that he as such ______ President being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as ______ President.

          Witness my hand and seal, at office in __________________, ______________, this the _____ day of _______________, 1994.


               (SEAL)                   _______________________________________
                                        Notary Public


                                        My Commission Expires:_________________

     STATE OF ________________

     COUNTY OF _______________

          Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared ________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself to be ______ President of FRANKLIN NATIONAL BANK, the within named bargainor, a national banking association, and that he as such ______ President being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as ______ President.

          Witness my hand and seal, at office in __________________, ______________, this the _____ day of _______________, 1994.


               (SEAL)                   _______________________________________
                                        Notary Public

                                        My Commission Expires:_________________

     STATE OF ________________

     COUNTY OF _______________

          Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared JACK J. STEARNS, the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that he executed the within instrument for the purposes therein contained.

          Witness my hand and seal, at office in __________________, ______________, this the _____ day of _______________, 1994.

               (SEAL)                   _______________________________________
                                        Notary Public

                                        My Commission Expires:_________________

     STATE OF ________________

     COUNTY OF ______________

          Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared EDNA STEARNS, the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that he executed the within instrument for the purposes therein contained.

          Witness my hand and seal, at office in __________________, ______________, this the _____ day of _______________, 1994.

               (SEAL)                        ___________________________________
                                             Notary Public

                                             My Commission Expires:_____________

                              ASSUMPTION AGREEMENT
                                       AND
                       FIRST AMENDMENT TO LEASE AGREEMENT

     THIS AGREEMENT ("Agreement") made and entered into effective as of this ____ day of _______, 1993, by and between JACK J. STEARNS and EDNA STEARNS, of San Pedro, California ("Stearns"), and FIRST NION NATIONAL BANK, a national banking association, as successor-in-interest to Dominion Bank of Middle Tennessee and Nashville City Bank and Trust Co. ("Firs Union").

                                   WITNESSETH:

     WHEREAS, by Lease Agreement made as of the 1st day of April, 1985 (the "Lease"), NASHVILLE CITY BANK AND TRUST CO., INC., a banking institution organized under the laws of the State of Tennessee ("Nashville"), leased from Stearns that certain tract of land, together with the improvements thereon, located at 7029 Church Street, East, Brentwood, Williamson County, Tennessee (the "Premises")' and

     WHEREAS, Nashville merged with and into DOMINION BANK OF MIDDLE TENNESSEE, a banking institution organized under the Laws of the State of Tennessee ("Dominion"), whereby Dominion was the surviving corporation; and

     WHEREAS, Dominion as successor-in-interest to Nashville assumed all obligations and rights under the Lease; and

     WHEREAS, Dominion has merged with and into First Union, whereby First Union is the surviving corporation; and

     WHEREAS, First Union as successor-in-interest to Dominion has assumed all obligations and rights under the Lease; and

     WHEREAS, Stearns has agreed to permit First Union to change the signage and to install a satellite dish upon the Premises; and

     WHEREAS, the parties desire to confirm the current rental and other certain provisions of the Lease; and

     WHEREAS, the parties desire to amend the Lease to provide for a notice provision as to each party;

     NOW THEREFORE, in consideration of the Premises and the mutual covenants contained herein, the parties do hereby agree as follows:

     1. First Union, as successor-in-interest to Dominion, hereby assumes the Lease and further agrees to comply with all of the terms and conditions thereof as "Lessee."

     2. Stearns hereby acknowledges that First Union may replace the existing signage at the Premises and consents to installation of signage to properly identify the Premises as a First Union banking facility, subject to all terms of the Lease.

     3. Stearns consents to the installation of a satellite antenna on the Premises by First Union, with such installation to be at the sole cost, expense and risk of First Union, as provided in the Lease. First Union shall, subsequent to installation of the satellite antenna, provide a copy of the plans for such antenna to Stearns. Such satellite antenna shall remain the property of First Union. First Union shall remove the satellite antenna at the end of the Lease term, or any renewals thereof. Upon such removal, First Union shall restore the area of the Premises where the satellite antenna is located to its original condition and repair any damage to the Premises caused by removal of the satellite antenna, as provided in the Lease.

     4.   The parties hereby confirm the following in regard to the Lease:

          (a)  The expiration date of the current Lease term is March 31, 1995;

          (b)  First Union has three (3) five-year renewal options; and

          (c) The current monthly rental amount under the Lease is Six Thousand One Hundred Dollars and 00/100 ($6,100.00).

     5. The parties hereby amend the Lease to provide for a notice provision by adding a new Paragraph 20, as follows:

          "20. NOTICES. Any notice which Lessor may desire or be required to give to Lessee shall be deemed sufficiently given or rendered if in writing, delivered to Lessee by express delivery service with receipt or by certified or registered United States mail, return receipt requested, addressed to Lessee at:

          First Union National Bank of South Carolina
          Corporate Real Estate Division
          1420 Two First Union Center
          Charlotte, North Carolina  28288-0340
          ATTENTION:  Pat Bryant;

     and any notice which Lessee may desire or be required to give to Lessor shall be deemed sufficiently given or rendered if in writing, delivered to Lessor by certified or registered mail, return receipt requested, addressed to Lessor at:

          Jack J. and Edna Stearns
          1546 Averill Park Drive
          San Pedro, California  90732;

     or at such other places as Lessee or Lessor may from time to time designate in writing. any notice given hereunder via the United States postal system shall be deemed given the day after deposit in the mails as set forth above."

     6. Except as herein modified and amended, all terms and conditions of the Lease are hereby confirmed by the parties and shall remain in full force and effect. The execution of this Agreement shall in no event be deemed to constitute a waiver of any right or claim of either Lessee or Lessor under or by virtue of the Lease.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date first above written.

                                    "STEARNS"
                                    ____________________________________________
                                    Jack J. Stearns
                                    ____________________________________________
                                    Edna Stearns
                                    ____________________________________________
                                    "FIRST UNION"

ATTEST:  [SEAL]                     FIRST UNION NATIONAL BANK

_________________________________   By:_________________________________________


____________________ Secretary      Name:_______________________________________


                                    Title:_____________________________President

STATE OF CALIFORNIA                 )
                                    ):
COUNTY OF LOS ANGELES               )

     This instrument was acknowledged before me on this ____ day of _____________, 1993, by Jack J. Stearns and Edna Stearns.

                                             ___________________________________
                                             Notary Public

My Commission Expires:

___________________________
         [SEAL]

STATE OF ___________________        )
                                    ):
COUNTY OF _________________         )

     This instrument was acknowledged before me on this ____ day of _____________, 1993, by ____________________, as _____________ President of
First Union National Bank, a national banking association..


                                             ___________________________________
                                             Notary Public

My Commission Expires:

___________________________
         [SEAL]

                                 LEASE AGREEMENT

     This Lease Agreement made and entered into as of the 1st day of April, 1985, by and between Jack J. Stearns and wife, Edna Stearns, residents of San Pedro, California (the "Lessor"), and Nashville City Bank and Trust Co., Inc., a banking institution organized under the laws of the State of Tennessee and having its principal place of business in Nashville, Tennessee (the "Lessee").


                              W I T N E S S E T H:

     1. PREMISES AND TERMS. Lessor, in consideration of the rentals hereinafter agreed to be paid and of the covenants, conditions and agreements to be kept and performed by Lessee, hereby leases and demises to Lessee, and Lessee hereby leases and hires from Lessor that certain tract of land, together with the improvements thereon, located at 7029 Church Street, East, Brentwood, Williamson County, Tennessee (the "Premises"). Said tract of land is more particularly described in Exhibit A attached hereto and incorporated herein by this reference.

     TO HAVE AND TO HOLD the Premises for a term of ten (10) years, beginning April 1, 1985, and ending March 31, 1995, with three (3) renewal options of five
(5) years each, as hereinafter set forth. In the event Lessee desires to exercise a renewal option, Lessee shall give written notice of its election to Lessor not less than sixty (60) days prior to the expiration of the term hereof, or of the then current renewal term, as the case may be.

     2. RENT. Lessee covenants and agrees to pay to Lessor during the first three (3) years of the term of this Lease rental at the rate of Sixty Thousand Dollars ($60,000.00) per annum (the "Annual Rent") in equal monthly installments, payable in advance, of Five Thousand Dollars ($5,000.00), the first installment of which shall be due and payable upon execution of this Agreement, subject to proration as hereinafter provided. Each installment thereafter shall be due and payable on the first day of each and every month during the term of this Lease, and any renewal term thereof, subject to the cost of living adjustment hereinafter described. Each of said installments of rent shall be paid to Lessor at 1546 Averill Park Drive, San Pedro, California

90732, or at such other place as Lessor may hereafter specify in writing to Lessee. Any payment of commissions owing by reason of this Lease Agreement shall be the sole responsibility of Lessor.

     The Annual Rent shall be subject to adjustment at the commencement of the fourth (4th) year of the term of this Lease, and at the commencement of every fourth (4th) year thereafter during the term of this Lease and all renewal terms thereof, to give effect to increases, if any, in the cost of living (the "Adjusted Annual Rent"). For this purpose, the Adjusted Annual Rent for every fourth (4th) year shall be computed by multiplying the Annual Rent provided for above by a fraction, the numerator of which shall be the Consumer Price Index for All Urban Consumers published by the United States Department of Labor Bureau of Labor Statistics (the "CPI-U") averaged for the twelve (12) month period immediately preceding the commencement of the fourth (4th) year in question, and the denominator of which shall be the average CPI-U for the year 1985 in which the term of this Lease commences. The Adjusted Annual Rent, upon being so determined, shall be applicable for a period of three (3) years, beginning with the date on which an adjustment in the Annual Rent is made pursuant to this paragraph. Under no circumstances, however, shall the Adjusted Annual Rent be less than the Annual Rent set forth in this section.

     By way of illustration, if the average CPI-U for the year 1985 is 150, and if the average CPI-U for the twelve (12) month period next preceding the commencement of the fourth (4th) year of the term of this Lease is 175, then, and in that event, the Adjusted Annual Rent for the fourth (4th) through the sixth (6th) years of the term of this Lease shall be determined by multiplying the Annual Rent provided for above by the fraction 175/150. If the average CPI-U for the twelve (12) month period next preceding the commencement of the seventh
(7th) year of the term of this Lease has risen to 200, then the Adjusted Annual Rent for the seventh (7th) through the ninth (9th) years of the term of this Lease shall be determined by multiplying the Annual Rent provided for above by the fraction 200/150.

     The CPI-U used to form such fractions shall in all cases be adjusted where necessary to the base period 1967, which equals 100. In the event the CPI-U shall no longer be published, or its contents changed so that it is no longer recognized as an accurate measure of the cost of living, then Lessor shall designate another index, generally recognized as being authoritative and subject to the reasonable approval of Lessee, which index shall be substituted for purposes of the foregoing calculation.

     Lessor shall give notice in writing to Lessee on or before the commencement of each lease year of any adjustment in the Annual Rent to be made on account of the provisions of this section. For purposes of this section, the term "lease year" shall mean the twelve month period commencing on April 1, and on each anniversary thereafter.

     3. OCCUPANCY. Lessee may take possession of the Premises immediately upon execution of this Lease and the payment of the first month's rent to Lessor, which rent shall be prorated as of the date of execution of this Agreement.

     4. USE OF PREMISES. The Premises shall be used by Lessee as a bank operation facility and for all other purposes reasonably related thereto, and/or for any other lawful purpose.

     5. ALTERATIONS AND IMPROVEMENTS. Lessee, at its own expense, may make such alterations and improvements to the Premises as needed for its use; but all additions to the Premises, including but not limited to any new buildings constructed thereon, except as provided below, shall remain the property of Lessor at the end of the Lease term, or any renewals thereof. It is expressly understood by the parties that Lessee shall have the right to demolish the existing improvements on the Premises and construct a new building or buildings thereon.

     Any equipment, including, but not limited to, equipment customarily provided by Lessee and used in the operation of a bank facility, such as any automatic teller machines, accounting and bookkeeping equipment; fixtures; and furnishings, including movable office furniture, free standing bookshelves, and modular vaults installed or placed on the Premises by Lessee, being personal property, shall remain the property of Lessee and may be removed by

Lessee; provided, however, that any damage to the Premises due to such removal shall be repaired by Lessee at its expense.

     6. UTILITIES. All utility meters shall be registered in the name of Lessee, and the cost of all utilities shall be the responsibility of Lessee.

     7. TAXES. Lessee shall pay all real property taxes and special assessments which may be levied against the Premises subsequent to April 1, 1985, including all licenses and permits required by Lessee to do business. All taxes and assessments for years prior to 1985 shall be paid by Lessor, and current taxes for the year 1985 shall be prorated between the parties as of April 1, 1985.

     8. INSURANCE. Lessee shall carry and maintain, at its expense, all fire and extended insurance coverage in an amount equal to not less than one hundred percent (100%) of the insurable value of the Premises, which insurance proceeds shall be payable to Lessor and Lessee, as their respective interests may appear. Lessee shall also carry public liability and property damage insurance coverage to the limits of One Million Dollars ($1,000,000.00) per person and per accident, which policy shall include a loss-payable clause to protect Lessor.

     9. MAINTENANCE. Lessee shall be responsible for the costs of all maintenance, repairs and upkeep, including expenses relating to plate glass windows and doors, which may be incurred on the Premises. Lessee also agrees that all improvements upon the Premises shall be kept in good order and repaired by Lessee at its expense, subject only to ordinary wear and tear.

     10. CONDEMNATION. The City of Brentwood plans to widen Church Street, East in front of the Premises, and approximately ten (10) feet will be taken for that purpose from the 120 foot frontage of the Premises. It is therefore agreed by both Lessor and Lessee that each will accept an amendment or revision to the legal description of the property (Exhibit A) in order to reflect such taking, but that such taking shall not otherwise alter the terms of this Lease.

     In the event that any additional portion of the Premises is taken in the future by reason of condemnation proceedings, or conveyed under threat of condemnation, which taking or conveyance (including existing parking and pedestrian areas) would substantially interfere with Lessee's business, this Lease shall be subject to termination at the option of either Lessor or Lessee.

     11. OPTION TO BUY. If Lessor shall decide to sell the Premises at any time during the term of this Lease or any renewal term thereof, or at any time within six (6) months following the expiration of any such term, Lessee shall have an option of first refusal to purchase the Premises from Lessor for the same price, and upon the same terms and conditions, as those stated in any bonifide offer to purchase received by Lessor. Lessor shall notify Lessee in writing of Lessor's receipt of any offer to purchase, stating the price, terms and conditions of such offer and, if the offer is in writing, a copy of such offer; and Lessee shall have the aforesaid option of first refusal for a period of thirty (30) days following Lessee's receipt of said written notice from Lessor. Such right of first refusal shall be applicable to any and all offers received by Lessor, notwithstanding an earlier election by Lessee not to purchase pursuant to any such offer.

     12. SUBLEASE AND ASSIGN. Lessee shall not sublease or assign the Premises or any portion thereof without the prior approval of Lessor. In the event that the rent paid to Lessee by any sublessee or assignee exceeds the then applicable Annual Rent or Adjusted Annual Rent, as the case may be, the amount of such excess shall be divided equally between Lessor and Lessee.

     13. CANCELLATION. In the event the Premises are damaged or destroyed by fire, storm or other casualty beyond the control of the parties, so that the Premises are not tenantable in whole or in part, and are not restored to their condition prior to such casualty by Lessor within ninety (90) days after such damage, or Lessor has not begun diligently to restore the Premises within said ninety (90) day period, with Lessee to offer its share of any insurance proceeds to Lessor to be applied toward the cost of such restoration, then, in any such event, the rental payments shall be prorated as to the portion of the Premises which is tenantable; otherwise, this Lease may be terminated by Lessee upon sixty (60) days written notice to Lessor.

     14. DEFAULT. In the event of a default of Lessee in any of the terms or conditions of this Agreement, which default continues for a period of thirty
(30) days after written notice by Lessor to Lessee, and in the event Lessee has not diligently commenced to cure any such default

(excepting a default in the nature of a monetary payment) within said thirty
(30) day period, then Lessor may re-enter the Premises and undertake on behalf of Lessee to re-rent the Premises, but Lessee shall remain liable for any deficiency under this Agreement.

     For purposes of this section, a "default" shall include the bankruptcy of Lessee, a receivership proceeding filed against Lessee, or an assignment made by Lessee for the benefit of its creditors.

     In the event of a default by either Lessor or Lessee in any of the terms and conditions of this Agreement, the defaulting party shall reimburse the non-defaulting party for any expenses and costs incurred by it, including reasonable attorneys' fees, in enforcing its rights and privileges as set out herein.

     Notwithstanding any other provision contained in this Lease, in the event Lessee is closed or taken over by the banking authority of the State of Tennessee, or any other banking supervisory authority, Lessor may terminate the Lease only with the concurrence of such banking authority or other banking supervisory authority, and any such authority shall in any event have the election either to continue or to terminate the Lease. However, in the event this Lease is terminated, the maximum claim of Lessor for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired term of the Lease, or any renewals thereof, shall in no event be in an amount exceeding the rent reserved by the Lease, without acceleration,. for the year next succeeding the date of the surrender of the Premises to Lessor, or the date of re-entry of Lessor or Agent, whichever first occurs, whether before or after the closing of Lessee, plus an amount equal to the unpaid rent accrued, without acceleration, up to such date.

     15. GOOD TITLE AND QUIET ENJOYMENT. Lessor covenants with Lessee that Lessor has good title to the Premises, and has the right and power to enter into this Lease and to keep and perform the covenants contained herein. Lessor warrants peaceable and quiet possession to Lessee during the term of this Lease.

     16. CONTINGENCIES. This Agreement, and the obligations of the parties hereunder, are expressly contingent upon:

          (a) Lessee's receipt of written approval to operate a branch bank on the Premises from both the Federal Deposit Insurance Corporation (the "FDIC") and the Commissioner of the Department of Financial Institutions of the State of Tennessee (the "Commissioner"), and

          (b) Lessee's obtaining a leasehold title insurance policy on the Premises subject only to real property taxes for the current year and such other exceptions as may be acceptable to Lessee, which acceptance shall be based on reasonable standards, and which policy shall be ordered by Lessee, at its expense, upon the execution of this Agreement by both parties.

     In the event Lessee fails to obtain the written approval of either the FDIC or the Commissioner within sixty (60) days of the date of this Agreement, or in the event there are exceptions to the title insurance policy unacceptable to Lessee, and such exceptions cannot be removed by Lessor within thirty (30) days of the date of this Agreement, then, in either such event, either party shall have the right to cancel this Lease, the first month's rent paid to Lessor shall be refunded to Lessee, and neither party shall have any further rights or obligations under this Agreement.

     17. RECORDATION. This Agreement shall be recorded in the Register's Office for Williamson County, Tennessee.

     18. BINDING ON SUCCESSORS. The terms, covenants, and conditions of this Lease shall be binding upon the parties hereto, and their respective heirs, successors and assigns.

     19. CONTROLLING LAW. This Agreement shall be controlled by and interpreted according to the laws of the state of Tennessee.

     IN WITNESS WHEREOF, the parties have caused this instrument to be executed on the ______ day of _________, 1985.

                                        LESSOR:

                                        ________________________________________
                                        JACK J. STEARNS

                                        ________________________________________
                                        EDNA STEARNS

                                        LESSEE:

                                        NASHVILLE CITYBANK

                                        BY:_____________________________________
                                        TITLE:__________________________________

STATE OF ___________________

COUNTY OF _________________

          Personally appeared before me, ______________________ a Notary Public in and for said County and State, the within named Jack J. Stearns, the bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who acknowledged that he executed this within instrument for the purposes therein contained.

          WITNESS may hand and official seal at ________________, ___________, this _____ day of ________, 1985.


                                        ________________________________________
                                        Notary Public

                                        My Commission Expires:__________________

STATE OF ___________________

COUNTY OF _________________

          Personally appeared before me, ______________________ a Notary Public in and for said County and State, the within named Jack J. Stearns, the bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who acknowledged that he executed this within instrument for the purposes therein contained.

          WITNESS may hand and official seal at ________________, ___________, this _____ day of ________, 1985.


                                        ________________________________________
                                        Notary Public

                                        My Commission Expires:__________________

STATE OF Tennessee

COUNTY OF DAVIDSON

     Before me, MARTHA MORRIS a Notary Public of the State and County aforesaid, personally appeared BRUCE E. HAMMOND, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged HIMSELF to be First V.P. of Nashville City Bank and Trust Co., the within named bargainer, a Tennessee banking corporation, and that HE as such FIRST V.P., executed the foregoing instrument for the purposes therein contained, by signing the name of the banking corporation by himself as FIRST V.P.

     WITNESS my hand and seal, at office in NASHVILLE, TENNESSEE, this 4TH day of APRIL, 1985.

                                        ________________________________________
                                        Notary Public

                                        My Commission Expires:__________________

                                    EXHIBIT A

     Land in Williamson County, Tennessee, being tract "B" on the plan of Brentwood Mall Shopping Center, Section One, Revised as of record in Book 4, page 34, Register's Office, Williamson County, Tennessee.

     Beginning at the Intersection of the southernly margin of Church Street and the westernly margin of the L & N Railroad: Thence south .-5DEG. and 27'-20" east, a distance of 311.58' +/-; thence north 89DEG. -53' west, a distance of 120.52' +/-; thence north 5DEG. -27' -20" west, a distance of 293.78', to the southernly margin of Church Street; thence with the southernly margin of Church Street, north 81DEG. -38' east, a distance of 120.00' to the point of beginning; and containing 0.83 of an acre.